Exhibit 10.23

THIRD SUPPLEMENTAL INDENTURE

dated as of July 19, 2023

among

AUNA S.A.,
as Successor Issuer

The GUARANTORS party hereto,

and

Citibank, N.A.,
as Trustee, Registrar, Transfer Agent and Paying Agent

__________________________________________

6.500% Senior Notes Due 2025

THIS THIRD SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), entered into as of July 19, 2023, among AUNA S.A., a société anonyme, incorporated and existing under the laws of Luxembourg (the “Successor Issuer”), as successor of AUNA S.A.A., an openly held corporation (sociedad anónima abierta) incorporated under the laws of Peru (the “Company” or the “Issuer”), the guarantors listed in Schedule 1 hereto (each individually, together with its successors, a “Guarantor”, and collectively, the “Guarantors”) and CITIBANK, N.A., not in its individual capacity but solely as trustee (the “Trustee”), Registrar, Transfer Agent and Paying Agent.

RECITALS

WHEREAS, the Issuer, the Guarantors and Citibank, N.A., not in its individual capacity but solely as trustee, registrar, transfer agent and paying agent, entered into the indenture, dated as of November 20, 2020 (the “Base Indenture”), as amended and supplemented by the supplemental indenture, dated as of October 5, 2022, (the “First Supplemental Indenture”) and the second supplemental indenture, dated as of June 8, 2023, (the “Second Supplemental Indenture”, and together with the Base Indenture and the First Supplemental Indenture, the “Indenture”), relating to the Issuer’s 6.500% Senior Notes Due 2025 (the “Notes”);

WHEREAS, Section 9.2 of the Indenture permits the Issuer, the Trustee and, if applicable, the Guarantors, without the consent of any Holder, to amend or supplement the Indenture for the purposes set forth herein;

WHEREAS, the Issuer has, as of July 6, 2023, merged with and into the Successor Issuer who effectively assumed all assets and liabilities thereof. As part of the merger, the Successor Issuer has allocated all such assets and liabilities to its Branch in Peru – Auna S.A., Sucursal del Perú; and

WHEREAS, pursuant to Section 4.3(a) of the Indenture the Successor Issuer is required to expressly assume all of the obligations of the Issuer under the Notes and the Indenture (including the obligation to pay Additional Amounts, if any) and each Guarantor shall have confirmed that its Note Guarantee (including the obligation to pay Additional Amounts, if any) shall apply to the Successor Issuer’s obligations under the Indenture and the Notes.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Supplemental Indenture hereby agree as follows:

Section 1.  Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

Section 2.  The Successor Issuer, by its execution of this Supplemental Indenture, expressly assumes all of the obligations of the Issuer under the Notes and the

Indenture (including the obligation to pay Additional Amounts, if any). All references from and after the date hereof to the Issuer shall mean the Successor Issuer.

Section 3.  The Successor Issuer is entitled to make payments of the assumed obligations under the Notes and the Indenture through its Branch in Peru.

Section 4.  Each Guarantor, by its execution of this Supplemental Indenture, confirms that its Note Guarantee (including the obligation to pay Additional Amounts, if any) shall apply to the Successor Issuer’s obligations under the Indenture and the Notes.

Section 5.  This Third Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York. Section 10.8 (Waiver of Jury Trial) and Section 10.9 (Submission to Jurisdiction; Waivers; Prescription) of the Indenture shall apply mutatis mutandis to this Third Supplemental Indenture as if set out herein.

Section 6.  This Third Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.

Section 7.  This Third Supplemental Indenture is an amendment supplemental to the Indenture, and the Indenture and this Third Supplemental Indenture will henceforth be read together.

Section 8.  The Trustee makes no representation or warranty as to the validity or sufficiency of this Third Supplemental Indenture or the recitals contained herein, and assumes no responsibility for their correctness. In the performance of its obligations hereunder, the Trustee in each of its capacities hereunder shall be provided with any rights, benefits, protections, indemnities and immunities afforded to it pursuant to the Indenture.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first above written.

AUNA S.A., as Successor Issuer

By:	/s/ Leonardo Bacherer
Name: Leonardo Bacherer
Title: Class A director and authorized signatory

By:	/s/ Edgardo Cavalié
Name: Edgardo Cavalié
Title: Class A director and authorized signatory

AUNA SALUD S.A.C.

CLÍNICA BELLAVISTA S.A.C.

CLÍNICA MIRAFLORES S.A.

CLÍNICA VALLESUR S.A.

GSP INVERSIONES S.A.C.

GSP SERVICIOS COMERCIALES S.A.C.

GSP SERVICIOS GENERALES S.A.C.

GSP TRUJILLO S.A.C.

LABORATORIO CLÍNICO INMUNOLÓGICO CANTELLA S.A.C. MEDICSER S.A.C.

ONCOCENTER PERÚ S.A.C.

ONCOSALUD S.A.C.

RYR PATÓLOGOS ASOCIADOS S.A.C.

SERVIMÉDICOS S.A.C.

as Guarantors

By:	/s/ Mauricio Balbi
Name: Mauricio Balbi
Title: Authorized Representative

[Signature Page to Third Supplemental Indenture]

AUNA COLOMBIA S.A.S., as Guarantor

By:	/s/ Carlos A. Angel
Name: Carlos A. Angel
Title: CEO

INSTITUTO DE CANCEROLOGÍA S.A.S., as Guarantor

By:	/s/ Juan Gonzalo Alvarez
Name: Juan Gonzalo Alvarez
Title: Representante Legal

PROMOTORA MÉDICA LAS AMÉRICAS S.A., as Guarantor

By:	/s/ Carlos A. Angel
Name: Carlos A. Angel
Title: Representante Legal

LAS AMÉRICAS FARMA STORE S.A.S., as Guarantor

By:	/s/ Carlos A. Angel
Name: Carlos A. Angel
Title: Representante Legal

[Signature Page to Third Supplemental Indenture]

GRUPO SALUD AUNA MÉXICO, S.A. DE C.V., as Guarantor

By:	/s/ Jesús Antonio Zamora León
Name: Jesús Antonio Zamora León
Title: Authorized Representative

HOSPITAL Y CLÍNICA OCA, S.A. DE C.V., as Guarantor

By:	/s/ Jesús Antonio Zamora León
Name: Jesús Antonio Zamora León
Title: Authorized Representative

DRJ INMUEBLES, S.A. DE C.V., as Guarantor

By:	/s/ Jesús Antonio Zamora León
Name: Jesús Antonio Zamora León
Title: Authorized Representative

INMUEBLES JRD 2000, S.A. DE C.V., as Guarantor

By:	/s/ Jesús Antonio Zamora León
Name: Jesús Antonio Zamora León
Title: Authorized Representative

TOVLEJA HG, S.A. DE C.V., as Guarantor

By:	/s/ Jesús Antonio Zamora León
Name: Jesús Antonio Zamora León
Title: Authorized Representative

[Signature Page to Third Supplemental Indenture]

CITIBANK, N.A., not in its individual capacity but solely as Trustee, Registrar, Transfer Agent and Paying Agent

By:	/s/ Eva Waite
Name: Eva Waite
Title: Senior Trust Officer

[Signature Page to Third Supplemental Indenture]

Schedule 1

LIST OF GUARANTORS

Entity	Jurisdiction
1. Auna Salud S.A.C.	Peru
2. Clínica Bellavista S.A.C.	Peru
3. Clínica Miraflores S.A.	Peru
4. Clínica Vallesur S.A.	Peru
5. GSP Inversiones S.A.C.	Peru
6. GSP Servicios Comerciales S.A.C.	Peru
7. GSP Servicios Generales S.A.C.	Peru
8. GSP Trujillo S.A.C.	Peru
9. Laboratorio Clínico Inmunológico Cantella S.A.C.	Peru
10. Medicser S.A.C.	Peru
11. Oncocenter Perú S.A.C.	Peru
12. Oncosalud S.A.C.	Peru
13. RyR Patólogos Asociados S.A.C.	Peru
14. Servimédicos S.A.C.	Peru
15. Auna Colombia S.A.S.	Colombia
16. Instituto de Cancerología S.A.S.	Colombia
17. Promotora Médica Las Américas S.A.	Colombia
18. Las Américas Farma Store S.A.S.	Colombia
19. Grupo Salud Auna México, S.A. de C.V.	México
20. Hospital y Clínica OCA, S.A. de C.V.	México
21. DRJ Inmuebles, S.A. de C.V.	México
22. Inmuebles JRD, S.A. de C.V.	México
23. Tovleja HG, S.A. de C.V.	México